U.S. GLOBAL INVESTORS FUNDS

China Region Fund

Investor Class Shares

SUPPLEMENT DATED JANUARY 15, 2014

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2013

Michael Ding is no longer a portfolio manager of the fund. Frank Holmes will continue to manage the fund. Joining Mr. Holmes on the portfolio team that manages the fund are John Derrrick and Xian Liang. Mr. Derrick has been a portfolio manager at U.S. Global Investors, Inc. since 1999. Mr. Liang has been an investment analyst at U.S. Global Investors, Inc. since 2004.